Provisions and contingencies	9 Months Ended
Oct. 31, 2018
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Provisions and contingencies
Provisions and contingencies

Provisions

	Assumed contingent liabilities	Dilapidations	Royalties	Total
	£000s	£000s	£000s	£000s
At February 1, 2018	1,466	150	25	1,641
Unwinding of the discount factor	142	—	3	144
At October 31, 2018	1,608	150	28	1,785

	Assumed contingent liabilities	Dilapidations	Royalties	Total
	£000s	£000s	£000s	£000s
At February 1, 2017	—	85	—	85
Additions	1,466	150	25	1,641
Used during the year	—	(85)	—	(85)
At January 31, 2018	1,466	150	25	1,641

Assumed contingent liability
On December 23, 2017, the Group acquired Discuva. As part of the acquisition, the Group assumed certain contingent liabilities as certain employees, former employees and former directors of Discuva are eligible for payments from Discuva based on specified development and clinical milestones related to proprietary product candidates developed under the Discuva platform. The timing of these potential payments is uncertain.

On the date of acquisition, the fair value of the assumed contingent liability was estimated using the expected value of the payments. The assumed contingent liabilities are subsequently measured at amortized cost using discounted cash flow models which calculate the risk adjusted net present values of estimated potential future cash flows of the payments. The assumed contingent liabilities are re-measured when there is a specific significant event that provides evidence of a significant change in the probability of successful development and clinical milestones being achieved.

12. Provisions and contingencies (continued)
The models will be updated for changes in the probability of successful development and clinical milestones being achieved and other associated assumptions with the discount factor to remain unchanged within the model. A discount factor of 13% has been used to discount the contingent liabilities back to net present value. This discount factor has been calculated using appropriate measures and rates which could have been obtained in the period that the contingent liabilities were assumed.
The estimated fair value of the assumed contingent liability as at October 31, 2018 is £1.6 million (January 31, 2018: £1.5 million). The contingent liability has not been re-measured during the period.
The table below describes the value of the assumed contingent liabilities as at October 31, 2018 of £1.6 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

October 31, 2018
£000s
Estimated assumed contingent liabilities	1,608

1% lower discount rate	1,721
1% higher discount rate	1,510
10% lower probability of success	1,325
10% higher probability of success	1,869

Contingencies

In addition to those items provided for above, the Group also has the following contingencies:

MuOx Limited
Under the research sponsorship agreement that the Group and Oxford University Innovation Limited, formerly known as Isis Innovation Limited, (‘OUI’) entered into in November 2013, amended and restated in July 2014 and amended in November 2015, the Group agreed to fund a drug research and discovery program in the University of Oxford laboratories to identify and research utrophin modulators to treat DMD. The Group will fund up to £4.6 million for this purpose over the initial six-year research period ending in November 2019.

Under the option agreement that the Group and OUI entered into in November 2013, and as amended in November 2015, OUI granted to the Group an exclusive option to license the intellectual property (‘IP’) arising from the research carried out under the sponsored research agreement within specified periods.

University College London (novated from The School of Pharmacy, University of London)
The Group has agreed to pay The School of Pharmacy, University of London, a low single-digit share of all revenue, pre and post commercialization, received by the Group in respect of ridinilazole up to a maximum of £1.0 million in consideration of their role in the development of the initial compound series from which ridinilazole was later identified. Following the license and commercialization agreement entered into with Eurofarma Laboratórios S.A., an initial payment became due to The School of Pharmacy.

Wellcome Trust
Under the terms of the funding arrangement entered into in October 2017, the Wellcome Trust is entitled to a share of the cumulative net revenue that the Group or its affiliates receive from exploiting the exploitation IP or award products. If Summit undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a low-single digit percentage share of net revenues. If a third-party undertakes the commercialization of ridinilazole, the Wellcome Trust would be eligible to receive a mid-single digit percentage share of net revenues received by Summit from sales by the third-party and a milestone payment of a low-single digit percentage of any cumulative pre-commercial payments received by Summit from third-party licensees. In both instances outlined above the Group would also be obligated to pay the Wellcome Trust a milestone of a specified amount if cumulative net revenue exceeds a specified amount. Following the license and commercialization agreement entered into with Eurofarma, an initial payment became due to the Wellcome Trust upon commercialization of ridinilazole. The payment has been provided for by the Group as at the period end date and has been discounted back to net present value relative to the expected timing of commercialization of ridinilazole.